Exhibit 10.5

EXECUTION VERSION

INCREASING LENDER SUPPLEMENT
INCREASING LENDER SUPPLEMENT, dated February 1, 2019 (this “Supplement”), by and among each of the signatories hereto, to the Credit Agreement, dated as of April 13, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cleco MergerSub Inc., a Louisiana corporation, or, immediately upon consummation of the Acquisition referred to therein, Cleco Corporate Holdings LLC (formerly known as Cleco Corporation), a Louisiana limited liability company, as borrower (the “Borrower”), the lenders from time to time party thereto (collectively, the “Lenders”) and Mizuho Bank, Ltd., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.
W I T N E S S E T H
WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the Revolving Loan Commitments under the Credit Agreement by requesting one or more Lenders to increase the amount of its Revolving Loan Commitment and/or to participate in such a tranche;
WHEREAS, the Borrower has given notice to the Administrative Agent of its intention to increase the Revolving Loan Commitments pursuant to such Section 2.21; and
WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the undersigned Increasing Lender now desires to increase the amount of its Revolving Loan Commitment under the Credit Agreement by executing and delivering to the Borrower and the Administrative Agent this Supplement.
NOW, THEREFORE, each of the parties hereto hereby agrees as follows:
1.    The undersigned Increasing Lender agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall have its Revolving Loan Commitment increased by $25,000,000, thereby making the aggregate amount of its total Commitment equal to $37,631,578.95.
2.    The Borrower hereby represents and warrants that no Default or Event of Default under the Financing Documents will exist after giving effect to the increase of the undersigned Increasing Lender’s Revolving Loan Commitment as set forth herein, and, if the proceeds of any Incremental Revolving Facility are being used to finance a Permitted Acquisition or other permitted investment, no Default or Event of Default will exist as of the date of signing the definitive agreement with respect to such Permitted Acquisition or other permitted investment.
3.    This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

Cleco - Increasing Lender Supplement (CACIB)

4.    This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.
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Cleco - Increasing Lender Supplement (CACIB)

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender
By:    /s/ Dixon Schultz
Name: Dixon Schultz
Title: Managing Director

By:    /s/ Nimisha Srivastav
Name: Nimisha Srivastav
Title: Director

[Signature Page to Roux - Increasing Lender Supplement (CACIB)]

Accepted and agreed to as of the date first written above:
CLECO CORPORATE HOLDINGS LLC,
as Borrower

By:     /s/ William G. Fontenot
Name: William G. Fontenot
Title: Chief Executive Officer

[Signature Page to Roux - Increasing Lender Supplement (CACIB)]

Acknowledged as of the date first written above:
MIZUHO BANK, LTD.,
as Administrative Agent

By:     /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

[Signature Page to Roux - Increasing Lender Supplement (CACIB)]